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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 26, 2003


               VANDERBILT MORTGAGE AND FINANCE, INC. (as seller and servicer under the Pooling and Servicing Agreement, dated as of January 24, 2003, providing for the issuance of the Vanderbilt Mortgage and Finance, Inc., Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2003-A).

                              CLAYTON HOMES, INC.
                             VANDERBILT ABS CORP.
                     VANDERBILT MORTGAGE AND FINANCE, INC.
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            (Exact name of registrant as specified in its charter)


  Clayton Homes, Inc. - Del.
Vanderbilt ABS Corp. - Del.
  Vanderbilt - Tennessee               333-100319            62-0997810
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
   of Incorporation)                  File Number)          Identification No.)

500 Alcoa Trail
Maryville, Tennessee                                         37804
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(Address of Principal                                        (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code: (423) 380-3000





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Item 5.  Other Events
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         On February 26, 2003, Vanderbilt Mortgage and Finance, Inc. (the
"Company") entered into a Pooling and Servicing Agreement dated as of January 24, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as seller and servicer, Clayton Homes, Inc., as provider of the limited guarantee ("CHI"), and JPMorgan Chase Bank, as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial

      Information and Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1.  The Pooling and Servicing Agreement, dated as of January
      24, 2003, by and among, the Company, CHI and the Trustee, providing for the issuance of the Certificates.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.


By:     /s/ David R. Jordan
   --------------------------------
   Name: David R. Jordan
   Title: Secretary




VANDERBILT ABS CORP.


By:      /s/ David R. Jordan
   --------------------------------
   Name: David R. Jordan
   Title: Secretary




CLAYTON HOMES, INC.


By:      /s/ Amber Krupacs
   --------------------------------
   Name: Amber Krupacs
   Title: Vice President


Dated: March 11, 2003




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                                 Exhibit Index
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Exhibit                                                                  Page
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99.1. Pooling and Servicing Agreement                                     5


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